UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2007

E-Z-EM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)
0-13003	11-1999504
(Commission File Number)	(IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York	11042
(Address of Principal Executive Offices)	(Zip Code)

(516) 333-8230

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_|     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Compensatory Arrangements of
                      Certain Officers.

(d)     On May 4, 2007, the Board of Directors of E-Z-EM, Inc. (the “Company”) elected Adel Michael to the Company's Board of Directors, effective immediately. The committee or committees of the Board of Directors on which Mr. Michael will serve have not yet been determined. Mr. Michael will receive the Company's standard director compensation for non-employee directors, which is described in the Company's proxy statement filed with the Securities and Exchange Commission on September 21, 2006.

A copy of the press release announcing Mr. Michael's election is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits.

99.1     Press Release dated May 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2007	E-Z-EM, INC.
(Registrant)

By: /s/ Peter J. Graham
Peter J. Graham
Senior Vice President –
Chief Legal Officer, Global Human Resources and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated May 8, 2007.